                                                              Exhibit 99.B(n)(1)

                               AMENDED SCHEDULE A

                               WITH RESPECT TO THE

                    AMENDED AND RESTATED MULTIPLE CLASS PLAN

                             PURSUANT TO RULE 18f-3

                                       FOR

                               ING INVESTORS TRUST

                                                                                      CLASSES
                                                                                      -------
SERIES                                                      ADVISER   INSTITUTIONAL   SERVICE    SERVICE 1   SERVICE 2
------                                                      -------   -------------   -------    ---------   ---------
ING AIM Mid Cap Growth Portfolio                               X            X            X                       X
ING AllianceBernstein Mid Cap Growth Portfolio                 X            X            X                       X
ING American Funds Growth Portfolio                                            No class designation
ING American Funds Growth-Income Portfolio                                     No class designation
ING American Funds International Portfolio                                     No class designation
ING Capital Guardian Managed Global Portfolio                  X            X            X                       X
ING Capital Guardian Small/Mid Cap Portfolio                   X            X            X                       X
ING Capital Guardian U.S. Equities Portfolio                   X            X            X                       X
ING Eagle Asset Capital Appreciation Portfolio                 X            X            X                       X
ING Evergreen Health Sciences Portfolio                        X            X            X                       X
ING Evergreen Omega Portfolio                                  X            X            X                       X
ING FMR(SM) Diversified Mid Cap Portfolio                      X            X            X                       X
ING FMR(SM) Earnings Growth Portfolio                          X            X            X                       X
ING Global Resources Portfolio                                 X            X            X                       X
ING Goldman Sachs Tollkeeper(SM) Portfolio                     X            X            X                       X
ING International Portfolio                                    X            X            X                       X
ING Janus Contrarian Portfolio                                 X            X            X                       X
ING JPMorgan Emerging Markets Equity Portfolio                 X            X            X                       X
ING JPMorgan Small Cap Equity Portfolio                        X            X            X                       X
ING JPMorgan Value Opportunities Portfolio                     X            X            X                       X
ING Julius Baer Foreign Portfolio                              X            X            X                       X
ING Legg Mason Value Portfolio                                 X            X            X                       X
ING LifeStyle Aggressive Growth Portfolio                                                            X           X
ING LifeStyle Growth Portfolio                                                                       X           X
ING LifeStyle Moderate Growth Portfolio                                                              X           X
ING LifeStyle Moderate Portfolio                                                                     X           X
ING Limited Maturity Bond Portfolio                            X            X            X                       X
ING Liquid Assets Portfolio                                                 X            X                       X

                                                                                      CLASSES
                                                                                      -------
SERIES                                                      ADVISER   INSTITUTIONAL   SERVICE    SERVICE 1   SERVICE 2
------                                                      -------   -------------   -------    ---------   ---------
ING MarketPro Portfolio                                        X            X            X                       X
ING MarketStyle Growth Portfolio                               X            X            X                       X
ING MarketStyle Moderate Growth Portfolio                      X            X            X                       X
ING MarketStyle Moderate Portfolio                             X            X            X                       X
ING Marsico Growth Portfolio                                   X            X            X                       X
ING Marsico International Opportunities Portfolio              X            X            X                       X
ING Mercury Large Cap Growth Portfolio                         X            X            X                       X
ING Mercury Large Cap Value Portfolio                          X            X            X                       X
ING MFS Mid Cap Growth Portfolio                               X            X            X                       X
ING MFS Total Return Portfolio                                 X            X            X                       X
ING MFS Utilities Portfolio                                    X            X            X                       X
ING Oppenheimer Main Street Portfolio(R)                       X            X            X                       X
ING PIMCO Core Bond Portfolio                                  X            X            X                       X
ING PIMCO High Yield Portfolio                                 X            X            X                       X
ING Pioneer Fund Portfolio                                     X            X            X                       X
ING Pioneer Mid Cap Value Portfolio                            X            X            X                       X
ING Salomon Brothers All Cap Portfolio                         X            X            X                       X
ING Salomon Brothers Investors Portfolio                       X            X            X                       X
ING Stock Index Portfolio                                                   X
ING T. Rowe Price Capital Appreciation Portfolio               X            X            X                       X
ING T. Rowe Price Equity Income Portfolio                      X            X            X                       X
ING UBS U.S. Allocation Portfolio                              X            X            X                       X
ING Van Kampen Equity Growth Portfolio                         X            X            X                       X
ING Van Kampen Global Franchise Portfolio                      X            X            X                       X
ING Van Kampen Growth and Income Portfolio                     X            X            X                       X
ING Van Kampen Real Estate Portfolio                           X            X            X                       X
ING VP Index Plus International Equity Portfolio               X            X            X                       X
ING Wells Fargo Mid Cap Disciplined Portfolio                  X            X            X                       X

 Effective Date: July 15, 2005
                 -------------

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